Exhibit 10.1

NOTE

$25,000,000.00	December 4, 2012

FOR VALUE RECEIVED, THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., WILL PARTNERS REIT, LLC, THE GC NET LEASE (SYLMAR) INVESTORS, LLC, RENFRO PROPERTIES LLC, THE GC NET LEASE (LOVELAND) INVESTORS, LLC, THE GC NET LEASE (REDMOND) INVESTORS, LLC, THE GC NET LEASE (CRANBERRY) INVESTORS, LLC, THE GC NET LEASE (GREENWOOD VILLAGE) INVESTORS, LLC, THE GC NET LEASE (LIBERTYVILLE) INVESTORS, LLC and THE GC NET LEASE (BEAVER CREEK) INVESTORS, LLC (collectively, the “Maker”) jointly and severally promise to pay without offset or counterclaim to the order of UNION BANK, N.A. (“Payee”), the principal amount equal to the lesser of (x) TWENTY-FIVE MILLION AND 00/100 DOLLARS ($25,000,000.00) or (y) the outstanding amount advanced by Payee as a Loan (or Loans) under the Credit Agreement (as hereinafter defined), payable in accordance with the terms of the Credit Agreement.

Maker also promises to pay interest on the unpaid principal amount of this Note (this “Note”) at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated November 18, 2011, among Maker, the Lenders named therein, and KeyBank, National Association, as Administrative Agent for itself and the Lenders, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 16, 2012, among Maker, the Lenders named therein, and KeyBank, National Association, as Administrative Agent for itself and the Lenders and as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of October 2, 2012, among Maker, the Lenders named therein, and KeyBank, National Association, as Administrative Agent for itself and the Lenders (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

Subject to the terms and provisions of the Credit Agreement, amounts borrowed may be repaid and reborrowed at any time prior to the termination of the Availability Period. No Lender shall have any obligation to make a Loan to the extent such Loan would cause the sum of the total Revolving Credit Exposures to exceed the total Maximum Loan Available Amount.

This Note is subject to (a) mandatory prepayment and (b) prepayment at the option of the Maker, as provided in the Credit Agreement.

This Note is issued pursuant to the Credit Agreement and is entitled to the benefits of the Credit Agreement, reference to which is hereby made for a more complete statement of the terms and conditions under which the Loan evidenced hereby is made and is to be repaid.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. MAKER AGREES THAT JURISDICTION AND VENUE FOR ANY ACTION REGARDING THIS NOTE SHALL BE AS SET FORTH IN THE CREDIT AGREEMENT.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

Maker promises to pay all fees, costs and expenses incurred in the collection and enforcement of this Note in accordance with the terms of the Credit Agreement. Maker and any endorser of this Note hereby consents to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind (except such notices as may be expressly required under the Credit Agreement or the other Loan Documents) and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year first written above.

THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

By:	/s/ Joseph E. Miller
Name:	Joseph E. Miller
Title:	Chief Financial Officer

WILL PARTNERS REIT, LLC, a Delaware limited liability company

By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

	By:	GRIFFIN CAPTIAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

	By:	/s/ Joseph E. Miller
	Name:	Joseph E. Miller
	Title:	Chief Financial Officer

THE GC NET LEASE (SYLMAR) INVESTORS, LLC, a Delaware limited liability company

By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

	By:	GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

	By:	/s/ Joseph E. Miller
	Name:	Joseph E. Miller
	Title:	Chief Financial Officer

[Signature Page to Note (Union Bank, N.A.)]

RENFRO PROPERTIES LLC, a California limited liability company

By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

	By:	GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

	By:	/s/ Joseph E. Miller
	Name:	Joseph E. Miller
	Title:	Chief Financial Officer

THE GC NET LEASE (LOVELAND) INVESTORS, LLC, a Delaware limited liability company

By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

	By:	GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

	By:	/s/ Joseph E. Miller
	Name:	Joseph E. Miller
	Title:	Chief Financial Officer

[Signature Page to Note (Union Bank, N.A.)]

THE GC NET LEASE (REDMOND) INVESTORS, LLC, a Delaware limited liability company

By:	THE GC NET LEASE (REDMOND) MEMBER, LLC, a Delaware limited liability company

	By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

		By:	GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Chief Financial Officer

THE GC NET LEASE (CRANBERRY) INVESTORS, LLC, a Delaware limited liability company

By:	THE GC NET LEASE (CRANBERRY) MEMBER, LLC, a Delaware limited liability company

By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

	By:	GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

	By:	/s/ Joseph E. Miller
	Name:	Joseph E. Miller
	Title:	Chief Financial Officer

[Signature Page to Note (Union Bank, N.A.)]

THE GC NET LEASE (GREENWOOD VILLAGE) INVESTORS, LLC, a Delaware limited liability company

By:	THE GC NET LEASE (GREENWOOD VILLAGE) MEMBER, LLC, a Delaware limited liability company

	By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

		By:	GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Chief Financial Officer

THE GC NET LEASE (LIBERTYVILLE) INVESTORS, LLC, a Delaware limited liability company

By:	THE GC NET LEASE (LIBERTYVILLE) MEMBER, LLC, a Delaware limited liability company

	By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

		By:	GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

		By:	/s/ Joseph E. Miller
Name: Joseph E. Miller
Title: Chief Financial Officer

[Signature Page to Note (Union Bank, N.A.)]

THE GC NET LEASE (BEAVER CREEK) INVESTORS, LLC, a Delaware limited liability company

By:	THE GC NET LEASE (BEAVER CREEK) MEMBER, LLC, a Delaware limited liability company

	By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

		By:	GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

		By:	/s/ Joseph E. Miller
Name: Joseph E. Miller
Title: Chief Financial Officer

[Signature Page to Note (Union Bank, N.A.)]